UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2008

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On Thursday, September 18 and Friday, September 19, 2008, Jeffrey T. Bowman, President and Chief Executive Officer of Crawford & Company (the “Company”) and W. Bruce Swain, Jr., Executive Vice President and Chief Financial Officer of the Company, are expected to hold several meetings with certain investors in various locations throughout the United States. Attached as Exhibit 99.1 is a copy of the slide presentation that will be discussed during these meetings. Attached as Exhibit 99.2 is a copy of a reconciliation of non-GAAP financial measures included in the slide presentation.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Investor presentation on September 18-19, 2008

99.2	Reconciliation of Non-GAAP Financial Measures

The information contained in this current report on Form 8-K and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY
(Registrant)

By:	/s/ W. FORREST BELL
W. Forrest Bell
Vice President and Controller
Chief Accounting Officer

Dated: September 18, 2008

EXHIBIT INDEX

Number	Descriptions

99.1	Investor presentation on September 18-19, 2008

99.2	Reconciliation of Non-GAAP Financial Measures

4